Exhibit 99.1
CAMBIUM LEARNING GROUP OVERVIEW JANUARY 11, 2010

Forward Looking Statements Confidential 2 Forward-Looking Statements Some of the statements contained herein constitute forward-looking statements. These statements relate to future events, including the future financial performance of Cambium Learning Group, Inc., and involve known and unknown risks, uncertainties and other factors that may cause the markets, actual results, levels of activity, performance or achievements of Cambium Learning Group, Inc. to be materially different from any actual future results, levels of activity, performance or achievements. These risks and other factors you should consider include, but are not limited to, the ability to successfully attract and retain a broad customer base for current and future products, changes in customer demands or industry standards, success of ongoing product development, maintaining acceptable margins, the ability to control costs, K-12 enrollment and demographic trends, the level of educational and education technology funding, the impact of federal, state and local regulatory requirements on the business of the company, the loss of key personnel, the impact of competition and the risk that competitors will seek to capitalize on the risks and uncertainties confronting the new combined company, the uncertainty of general economic conditions and financial market performance, and those other risks and uncertainties listed under the heading "RISK FACTORS" in Cambium Learning Group, Inc.'s Registration Statement on Form S-4 (File No. 333-161075), as amended. In some cases, you can identify forward-looking statements by terminology such as "may," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue," "projects," "intends," "prospects," or "priorities," or the negative of such terms, or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. Cambium Learning Group, Inc. does not assume or undertake any obligation to update the information contained in this press release, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise.

3 The Voyager - Cambium Combination (Closed Dec 8, 2009)

The Merger – Dec 8, 2009

4

Voyager Expanded Learning

Founded in 1994 as an after school reading program, Voyager adapted and quickly grew with Reading First reading programs. By 2008 Voyager was a provider of a broad set of education solutions serving the "at risk" K-12 education market through three business units: Voyager Expanded Learning, Learning A-Z and ExploreLearning.

2008 Revenues	$ 98 mil
Employees	399
HQ:	Dallas, TX
Publicly Traded	

Cambium Learning

Founded in 2002 Cambium quickly accumulated leading brands, numerous supplemental products and renowned authors to become a leading provider of learning intervention solutions, specialized instructional materials and services, designed for the Pre-K-12 at-risk and special education markets.

2008 Revenues	$ 99 mil
Employees	275
HQ:	Natick, MA
Privately Held	

Confidential

Merger's Strategic Rationale The combination has the potential to generate significant strategic, operational and financial synergies Strategic Highly complementary product sets with minimal overlap and skill sets to repurpose content Voyager's courseware / data management system More evolved and established implementation services capabilities Further expansion of technology enabled content delivery platforms Operational Larger more skilled sales force capable of covering an expanded geography Critical mass in math Multiple sales/marketing capacity to sell lighter intervention, supplemental products and to smaller districts Efficiency gains primarily due to increased scale and "best practices" and processes Financial Revenue - residual revenue opportunity through VLCY's consumable expertise and focus on bundled offerings Significant cost-savings - estimated $10.0 million in net pro forma savings with potential to exceed this Higher margins and more profitable growth Significantly improves Cambium (Borrower) credit profile 5

The Combined Portfolio

6

Products Only Cambium Offers:

Writing Intervention

ELL

Algebra Intervention

Pre-K

DIBELS Assessment

Behavioral Interventions

Assistive Technology for Special Needs Students (*Kurzweil & IntelliTools*)

Products Offered by Both:

Core K-2 Reading (Voyager's is aging)

K-5 Reading Intervention

Middle School Reading Intervention

Early Math Intervention

Math Practice Tools

Implementation Services

Products Only Voyager Offers:

Summer School Enrichment and Intervention

After School Programs

Spanish Language Intervention

Online Math and Science Simulations (*ExploreLearning*)

Online Supplemental Reading Resources (*Learning A-Z*)

Confidential

Three Business Units A wealth of brand recognition and proven results provide a foundation for continued development. 7

8 8 Leveraging the Combination

Integration and Synergies Strategy is Important- Execution is Paramount Operational Business unit leaders put in place on day one with all personnel realigned in each Business Unit Sale integration on track for unified sales force for all of 2010 (Unified Sales Conference just held) Business unit leaders have assembled development teams and product road map for 2010 Consolidation of back office and distribution underway with expected completion by June 2010 Cost Synergies - Target $1om annually but potential to exceed it Majority of savings coming from reduction-in-force and facilities consolidation Expected reduction-in-force of 70-80 employees Terminations or notice provided have already achieved 65 of this reduction 46 of the 65 have now ended their service 19 have been provided notice with a set end date of service with almost all having an end date prior to March 31, 2010 Two facility consolidations - One completed (MA) and one by March 31 (Distribution) with no lease buyouts required for either 9

Cambium Learning Group Confidential 10 The combination results in a company with an unprecedented collection of industry leading products, authors, technology and implementation expertise to address the significant market of education at risk children. Each Company's 2009 Guidance prior to the Merger $'s Millions Voyager Cambium Combined Revenues $ 99-100 $95-96 $194-196 Adjusted EBITDA $ 19-20 $ 27 $ 46-47 Guidance provided separately as the merger closed so late in 2009. This presents a more complete picture before making the necessary GAAP adjustments for the merger. Adjusted EBITDA is reconciled to GAAP net loss in appendix charts. Numbers above do not include the savings from expected cost synergies.

11 The Intervention Market

Market Summary Fundamentals of intervention & special education markets remain strong Overall student enrollment trends remain positive The key funding sources continue to be federal, state and local governments and remains a high priority The addressable intervention market is highly fragmented More school districts are "getting it" as they expect intervention spending to increase - and are being pressured and incentivized to address underperforming schools School districts have grown to embrace intervention-focused programs as they represent a value proposition rooted in both student achievement and ROI Scalable platform company with no capital restraints can invest in the right products - either through development or small acquisitions - to further enhance its portfolio of products 12

Federal Funding While funding sources are changing under President Obama, overall trends point to continued focus on literacy and earlier intervention More funding dollars are being allocated to intervention and special education. American Reinvestment and Recovery Act: Title I and IDEA were increased from $25 to $37 Billion over the next two years LEARN Act (likely to be authorized) $2.35 Billion for comprehensive literacy by providing: No less than 10% for children between birth to age five. No less than 40% for students between kindergarten and grade three No less than 40% to students between grade 3 and twelve Race to the Top Fund authorizes $4.35 billion $350 Million to be reserved for assessments Remaining $4 Billion to be awarded based on a national competition Unprecedented amount of discretionary funding available to the Secretary of Education 13

NAEP 2007 -- Grade 8 Reading vs State Results

NAEP 2007 -- Grade 8 Math vs State Results

Increased Funding The intervention market draws heavily from government funding K-12 education funding has been growing every year since 1970 Growth expected to continue with President Obama's stimulus bill Source: The Parthenon Group. 16 Federal spending has been growing most rapidly in the past few years and precisely targets those student populations served by Cambium

Intervention Market The market for materials and services funded by the key federal programs is estimated to be approximately $3.9B (excluding ARRA) State & Local funding increases this figure to $4.6B With approximately 23 million at risk students, this is $200/student per year Source: The Parthenon Group. 17 Federal Funding Under ESEA and IDEA, 2008 ($ in 000) $200 per Student Funding results in approx. $200 a student per year for intervention. Chasing this $200 per student are many small companies whose share can be challenged by a larger and scalable intervention platform such as Cambium's.

18 Intervention Market Intervention programs are cost-effective in the long-run A value proposition rooted in both student achievement and return on investment for a school district Special Education students represent a significant cost and student performance challenge to school districts The need for intervention will continue to increase as the number of ELL students and "Free Lunch" students increase These particular groups of students with distinct needs receive significant attention and associated Federal funding for intervention programs

19 The Intervention Model The tiered intervention model addresses struggling students with varying levels of intensity It is clear a company with a solutions set addressing all three tiers of the Intervention Model would be much better positioned in the marketplace than a company that only focuses on 1 or 2 tiers

20 The Intervention Model The tiered intervention model addresses struggling students with varying levels of intensity It is clear a company with a solutions set addressing all three tiers of the Intervention Model would be much better positioned in the marketplace than a company that only focuses on 1 or 2 tiers In many of the districts Cambium works with - this model is reversed

21 Intervention Programs Professional Development for Teachers Data Management and Analytical Tools Professional Development for Administrators Supplemental and Instructional Materials Qualified Teachers New Textbook Programs Identified areas of greatest need to improve student performance and meet mandated Adequately Yearly Progress (AYP): Source: MDR Intervention Market: Survey of 400 K-12 Administrators

22 Cambium Learning Group

Mission To deliver solutions that bring all of America' s students to their learning potential Pillars of Capability Teachers Matter - Improve teacher readiness and effectiveness through in- school and online opportunities - a shared responsibility and ongoing process Time Matters - Increase practice and time on task; engage students, extend the school day, and improve academic performance Information and Results Matter - Research-based and research- validated curriculum with embedded assessment. No company is more transparent about results Cambium Learning Group Mission 23

Competitive Landscape

24


Basal
Services
Supplemental
Technology
Harcourt
Houghton Mifflin
McGraw-Hill
Pearson
Globe Fearon
Everyday Learning
Excelligence Learning
SRA / Open Court
Cambium Learning Group
Educate / Sylvan
Kaplan (Wash Post)
Princeton Review
Scantron
ETS
Harcourt Achieve
Teacher Created Materials
Great Source
Proed
School Specialty
Hampton Brown
Wilson Learning
Curriculum Assoc
ETA
Lakeshore Learning
Educational Insights
Haights Cross
MCP
Heinemann
Kaplan Company
Educational Resources
Scientific Learning
Renaissance Learning
Scholastic Read 180
Riverdeep
Plato Learning
Pearson Education Technologies

Comprehensive Portfolio 25 "When there is great diversity among students in their talent and preparation for learning to read...little variation in teaching will always result in great variation in student learning ..." Source: J. Torgesen Cambium Wants to Own µ -2 sd -1 sd Increasing variability of educational need

Markets Served & Industry Drivers Market Growth: Intervention products continue to gain share at the expense of traditional textbook offerings 26 Efficacy (Student Achievement) Funding Legislation addressing continued student underperformance Transition to electronic solutions Dropout Rate U.S. position in STEM relative to other nations Industry Drivers Markets Served English Language Learners General Education: teacher led instruction, professional development and student centric technologies for at risk students Special Education Professional Development for Educators and Administrators Adolescent Focus Math Intervention Web-based capabilities

Portfolio Addresses the Broad Market Spectrum 27 The market is diverse in regards to student needs and thus the appropriate intervention tools are based on required intensity More Intensity of Intervention Less Less Comprehensiveness More

28 Combined Cambium Learning Customer Base The combination presents an attractive mix of large and medium accounts 28 Pre-Merger Voyager Customers Pre-Merger Cambium Customers

29 Market leading high growth provider of print, technology and services targeting 23 million "at risk" students in the Pre-K-12 market Intervention category expected to grow as greater resources are diverted to the at-risk students Growth is expected to come largely at the expense of the traditional textbook market, which has proven ineffective with at-risk students Attractive portfolio of brands Large stable of research-based products and services with proven ROI to school districts Expansion of existing products & services with a focus on student-based, Web-based capabilities that complement teacher-led instruction Ability to consolidate a highly fragmented market Target tuck-in acquisitions to increase product offerings when appropriate Management team with proven success and industry expertise Large established field sales staff with significant distribution capabilities Meaningful / tangible cost-savings which will result in high operating margins Summary & Investment Thesis

CONTACT INFORMATION: SHANNAN OVERBECK INVESTOR RELATIONS 214.932.9476 SOVERBECK@VOYAGERLEARNING.COM 30